Exhibit 10.48


                MODIFICATION AND REAFFIRMATION AGREEMENT

     This agreement dated as of July 31, 2003, by and between HOST AMERICA CORPORATION, a Colorado corporation with an office and place of business at 2 Broadway, Hamden, Connecticut ("Host"), LINDLEY FOOD SERVICE CORPORATION, a Connecticut corporation with an office and place of business at 515 Lindley Street, Bridgeport, Connecticut 06606 (Lindley"), SELECT FORCE, INCORPORATED ("Select" which was formerly known as HOST MERGER CORPORATION), a Colorado corporation with an office and place of business at Broadway Executive Five, 6601 North Broadway, Oklahoma City, Oklahoma ("Select Force") (Host, Lindley and Select Force are hereinafter sometimes collectively referred to as "Borrowers") and WEBSTER BANK, a Connecticut banking corporation with an office and place of business located at 344 Main Street, Kensington, CT 06037 (the "Bank").

                          W I T N E S S E T H:

     WHEREAS, Host and Lindley entered into a certain commercial loan and security agreement with Bank dated as of July 31, 2000; and

     WHEREAS, Host and Lindley executed and delivered payable to the order of Bank a certain revolving credit note dated as of July 31, 2000, in the original principal amount of up to $1,200,000.00 and a certain term note dated as of July 31, 2000, in the original principal amount of $2,500,000.00; and

     WHEREAS, the term note and revolving credit note were modified and amended to add Select as a party to the July 31, 2000 commercial loan and security agreement as a joint and several obligor of Host and Lindley's indebtedness to the Bank and to increase the amount of the revolving credit note from $1,200,000.00 to $1,500,000.00 pursuant to the terms of a $1,500,000.00 first amended and restated revolving credit note dated April 5, 2002 (the "Revolving Note") and to decrease the amount of the term note from $2,500,000.00 to $1,553,333.36 pursuant to the terms of a certain $1,553,333.36 first amended and restated term note dated April 5, 2002 (the "Term Note") and to make certain other modifications and changes in the terms and conditions of each of the foregoing loans; and

     WHEREAS, the Borrowers jointly and severally executed and delivered various other documents and instruments in connection with the execution of the Revolving Note and the Term Note, including a certain First Amended and Restated Commercial Loan and Security Agreement (the "Agreement"), all dated as of April 5, 2002, or such earlier dates as are referenced therein (such loan documents, together with the Agreement, the Revolving Note and the Term Note are hereinafter collectively referred to as the "Loan Documents"); and

     WHEREAS, the outstanding principal balance of the Revolving Note is $424,889.00; and

     WHEREAS, the outstanding principal balance of the Term Note is $1,165,000.01; and

     WHEREAS, the Borrowers entered into a certain agreement dated February 28, 2003, by and between the Borrowers and the Bank wherein the entire outstanding balance due under the Revolving Note and the Term Note become due and payable in full on April 30, 2003; and

     WHEREAS, the Borrowers have requested an extension of the maturity date of the Revolving Note and the Term Note to July 1, 2004; and

     WHEREAS, the Borrowers have agreed that there shall be no further Availability under the Revolving Note; and

     WHEREAS, the Borrowers have requested a commitment from the Bank to make available, from time to time, standby letters of credit in an aggregate amount not to exceed $143,550.00 (collectively the "L/Cs" and each individually an "L/C"). The face amount of the L/Cs shall be included within the borrowing base computation pursuant to the revised consolidated borrowing base certificate appended hereto as Exhibit A. Notwithstanding the elimination of any further Availability under the Revolving Note, , L/Cs shall be issued in face amounts which at all times shall be within the limitations set forth in Section II "Letter of Credit Availability" on Exhibit A (the "L/C Availability") as such amount may change from time to time as updated Borrowing Base Certificates are filed with the Bank. Amounts drawn under any L/C shall be immediately reimbursed by Borrowers to the Bank.

     WHEREAS, the Bank has agreed to the foregoing extension of the maturity date of the Revolving Note and the Term Note and to make available L/Cs up to the aggregate amount of $143,550.00, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

     1. The Preamble to this agreement is hereby incorporated in, and made a part of the body of this agreement, as if fully set forth herein.

     2.   Section 1.1 of the Agreement is amended such that subsection
(A) Revolving Credit and (B) Term Loan thereof shall be amended as follows:

     (A) (i) Other than L/Cs in the aggregate face amount of up to $143,550.00, Bank shall make no further Advances to Borrowers under the Agreement or the Revolving Note. Pursuant to Exhibit A for purposes of testing the Collateral Coverage Ratio in Paragraph 4D hereafter, the Borrowing Base on Line 4 shall equal 80% of Warranted Accounts, which are acceptable to the Bank in its sole and absolute discretion.

          (ii) At the request of the Borrowers, Bank will make available to Borrowers L/Cs in an aggregate face amount not to exceed $143,550.00 at any one time. Amounts drawn under any L/C shall be immediately reimbursed by Borrowers to Bank and

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
          shall reduce such aggregate face amount outstanding by the amount of such draw and reimbursement. Bank may, but shall not be obligated, to withdraw such amounts from any account maintained by any Borrower with the Bank. Borrower shall pay to the Bank a fee in connection with the issuance of each L/C hereunder. The amount of such fee shall be two (2%) percent per annum (which fee shall be prorated if L/Cs are issued for periods less than one year)of the face amount of each L/C and shall be payable upon issuance. In no event shall any L/C be issued for a period ending after July 1, 2004; and

          (iii) Subsection (iii) and (iv) of Section 1.1A shall be deleted, except that a revised borrowing base certificate in the form appended as Exhibit A shall continue to be provided weekly to the Bank on or before 12:00 noon on each Tuesday for the prior week.

     (B) Term Loan. The Term Note in the original principal amount of $1,553,332.36, which now has a principal balance of $1,165,000.01 ("Term Loan"), shall continue to be payable in equal monthly payments of principal, each in the amount of $25,888.89, plus interest at a rate per annum equal to one and one-half percentage points in excess of the Prime Rate. The Borrowers' option to elect to pay interest under the Term Loan at the LIBOR Interest Rate shall no longer be available and any and all breakage fees associated with the current ISDA Interest Rate Swap Agreement (the "Swap Agreement") shall be due and payable upon the execution and delivery of this Agreement.

     3. Default Interest. In the event of a default under either the Revolving Note or the Term Note, interest on both Notes shall accrue at a rate per annum equal to five (5%) percent greater than that accruing prior to such default. In addition, a Late Charge equal to five (5%) percent of any installment of principal or interest or any other amount due the Bank not paid within ten (10) days of the due date thereof shall be added to any overdue payments. The minimum late charge shall be $50.00.

     4. Financial Covenants. Section 2.7, of the Agreement shall be amended such that subparagraph (A) through (E) shall be amended to require Borrowers to maintain on a consolidated basis, calculated in accordance with GAAP, the following covenants as shown on the financial statements required to be submitted pursuant to Paragraph 2.6A:

          (A) A ratio of Borrowers' total Indebtedness to Borrowers' Net Worth of not more than 1.25 to 1.0 tested at September 30, 2003, and at the end of each fiscal quarter thereafter; and

          (B) The ratio of Borrowers' Funded Debt to EBITDA shall be not greater than 2.5 to 1.0 tested at Fiscal Year end; and

          (C)  The ratio of Borrowers' EBIDA to Debt Service
               (i) of not less than 1.05 to 1.0 for the three month period ending September 30, 2003 (EBIDA to Debt Service to be measured for the period commencing June 30, 2003 and ending September 30, 2003);

               (ii) of not less than 1.1 to 1.0 for the six month period ending December 31, 2003 (EBIDA to Debt Service to be measured for the period commencing June 30, 2003 and ending December 31, 2003); and

               (iii) of not less than 1.15 to 1 for the nine month period ending March 31, 2004 (EBIDA to Debt Service to be measured for the period commencing June 30, 2003, and ending March 31, 2004), and at all times thereafter.

          For purpose of testing this financial covenant EBIDA shall not include for the applicable period one time restructuring costs recorded as Bank related fees charged for the fiscal quarter ending September 30, 2003, and the swap breakage charge provided for in Paragraph 1(B) above.

          (D) Collateral Coverage Ratio. The Collateral Coverage Ratio shall be not less than 1.0 to 1.0 to be tested quarterly commencing September 30, 2003. Collateral Coverage Ratio shall be determined by dividing line 4 on Exhibit A plus $143,550.00
          by Line 5A plus line 9 on Exhibit A.   The Collateral Coverage
          Ratio will be tested within fifteen (15) days after the end of each fiscal quarter. The failure to comply with Collateral Coverage Ratio within 48 hours of testing shall constitute an event of default hereunder; and

          (E) A Current Ratio (Current Assets divided by Current
          Liabilities, but excluding the balance due on the Term Note) shall be no less than 1.0 to 1.0 at all times.

     5. Financial reporting shall be consistent with requirements of the Agreement. Borrowing Base Certificates will be required on a weekly basis as set forth in Paragraph 2(A)iii above.

     6. Within 45 days of closing, Borrowers will provide the Bank with a satisfactory field exam. The exam will be addressed to the Bank and conducted by a firm acceptable to the Bank. Borrowers will be responsible for all costs associated with the exam.

     7. Borrowers shall be required to continue to maintain all operating accounts with the Bank, including the existing lockbox arrangement for Host and Lindley.

     8. The Loan Documents are hereby modified to incorporate the terms contained in this Agreement. Any default in this Agreement shall be an Event of Default as defined in the Agreement.

     9. The Borrowers reaffirm all of the representations, warranties, covenants (both affirmative and negative), waivers and indemnities contained in the Loan Documents. All of the

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
representations and warranties set forth in the Loan Documents are true and correct as if made on the date hereof.

     10. The Borrowers represent, acknowledge and affirm that none of them have any claim, defense, offset or counterclaim whatsoever against Bank with respect to the Term Note, the Revolving Note the Agreement or any other Loan Document, or the modifications made herein, and that Bank is relying on this representation in agreeing to said modifications. The Borrower and Guarantors further acknowledge that Bank would not agree to said modifications unless the Borrower and the Guarantors made the representations contained in this paragraph and elsewhere in this Agreement freely and willingly, after due consultation with their attorneys. Borrower further represents that this Agreement and all of the Loan Documents executed by it are its valid and binding obligations and enforceable in accordance with their terms and further represents that no Event of Default (as defined in the Loan Agreement or any Loan Document) has occurred nor has there occurred any event or condition which, with the giving of notice or the passage of time or both would constitute an Event of Default.

     11. In furtherance of the immediately preceding paragraph, Borrowers hereby release, and forever discharge the Bank, its officers, agents, successors and assigns, from any and all claims, actions, causes of action, obligations and liabilities of any kind, known or unknown, which the Borrowers have or may have as of the date hereof whether relating to the Notes, any Loan Document or any of the transactions contemplated hereby or consummated in connection herewith, or any negotiations in connection with any of the foregoing.

     12. The parties agree that nothing contained herein shall in any way impair the Notes, the Agreement, or any other Loan Document, and the Collateral shall remain in all respects subject to the lien, charge and encumbrance of the Agreement. The parties further agree that nothing contained herein or modified pursuant to this agreement shall affect or be construed to affect the lien, charge or encumbrance of the security interests granted by the Borrowers or the priority thereof, over other liens, charges and encumbrances, or release or affect the liability of any other party or parties who may now or hereafter be liable under, pursuant to, or on account of the Notes and/or the Loan Documents.

     13. Except as modified by this Agreement, the Notes, and all other Loan Documents shall remain unchanged and in full force and effect. Borrowers shall keep and perform all of the terms and agreements contained therein as may be applicable to them.

     14. This agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns. This Agreement may only be amended in writing. Any capitalized term not otherwise defined herein shall have the same meaning as provided in the Agreement.

     15. This Agreement may be signed in one or more counterparts all of which shall constitute one document and shall be construed under the laws of the State of Connecticut.

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
     16. THE BORROWERS ACKNOWLEDGE THAT THE REVOLVING NOTE AND THE TERM NOTE AND ALL LOAN DOCUMENTS AND THIS MODIFICATION RESULT FROM A COMMERCIAL TRANSACTION AND THE BORROWERS HEREBY WAIVE ANY RIGHT TO NOTICE OR HEARING UNDER THE CONSTITUTION OF THE UNITED STATES OR ANY STATE OR FEDERAL LAW, INCLUDING CONNECTICUT GENERAL STATUTES SECTION 52-278a ET SEQ., AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT OR ACTS THERETO, AND WAIVE ANY REQUIREMENTS FOR THE POSTING OF ANY BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT. THE BORROWERS AUTHORIZE THE ATTORNEY FOR ANY HOLDER OF THE NOTE TO ISSUE A WRIT FOR PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWERS ACKNOWLEDGE THAT THEY MAKE THIS WAIVER KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH THEIR ATTORNEY.

     17. THE BORROWERS WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH THE REVOLVING NOTE OR THE TERM NOTE, AND ANY LOAN DOCUMENT, THIS AGREEMENT OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE DEFENSE OR ENFORCEMENT OF ANY OF BANK'S RIGHTS OR REMEDIES. BORROWERS ACKNOWLEDGE THAT THEY MAKE THIS WAIVER KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH THEIR ATTORNEY.


     18. Borrowers will, upon demand, furnish to the Bank such further information, and will execute and deliver such instruments or documents, and will do all such acts as the Bank may, at any time or from time to time, reasonably request, or as may be necessary or appropriate to establish and maintain a valid and enforceable first security interest of the Bank in the Collateral described in the Security Agreement.
Borrowers hereby authorize the filing by Bank of any and all financing statements and any subsequent amendments thereto with or without the Borrowers' signature. Bank may, in its discretion, file all such financing statements with an "all assets of Debtor" Collateral description.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Signed, sealed and delivered in the   WEBSTER BANK
presence of:

                                      BY: /s/ SCOTT SILVAY
-----------------------------            ----------------------------
                                         Scott A. Silvay
-----------------------------            Its Vice President


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
                                      HOST AMERICA CORPORATION
/s/
-----------------------------
                                      BY /s/ GEOFFREY W. RAMSEY
                                        -----------------------------
                                          Geoffrey W. Ramsey
/s/ ANNE RAMSEY                           Its Chief Executive Officer
-----------------------------

                                      LINDLEY FOOD SERVICE CORPORATION
/s/
-----------------------------
                                      BY /s/ GEOFFREY W. RAMSEY
                                        -----------------------------
                                          Geoffrey W. Ramsey
/s/ ANNE RAMSEY                           Its Chief Executive Officer
-----------------------------

                                      SELECT FORCE, INCORPORATED
/s/
-----------------------------
                                      BY /s/ GEOFFREY W. RAMSEY
                                        -----------------------------
                                          Geoffrey W. Ramsey
/s/ ANNE RAMSEY                           Its Chief Executive Officer
-----------------------------


STATE OF CONNECTICUT )
                     ) ss: Hamden                          August 1, 2003
COUNTY OF NEW HAVEN  )

     Personally appeared, Scott A. Silvay, Vice President of Webster Bank, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed as such officer and the free act and deed of said Webster Bank, before me.

                                        /s/ STEVEN J. BACON
                                      -----------------------------------
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission Expires: 6/30/06


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
STATE OF CONNECTICUT )
                     ) ss: Hamden                           July 31, 2003
COUNTY OF NEW HAVEN  )

     Personally appeared, Geoffrey W. Ramsey, Chief Executive Officer of Host America Corporation, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed as such officer and the free act and deed of said Host America Corporation, before me.

                                      /s/ STEVEN A. BERMAN
                                      -----------------------------------
                                      Steven A. Berman
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission Expires:


STATE OF CONNECTICUT )
                     ) ss: Hamden                           July 31, 2003
COUNTY OF NEW HAVEN  )

     Personally appeared, Geoffrey W. Ramsey, Chief Executive Officer of Lindley Food Service Corporation, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed as such officer and the free act and deed of said Lindley Food Service
Corporation, before me.

                                      /s/ STEVEN A. BERMAN
                                      -----------------------------------
                                      Steven A. Berman
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission Expires:


STATE OF CONNECTICUT )
                     ) ss: Hamden                           July 31, 2003
COUNTY OF NEW HAVEN  )

     Personally appeared, Geoffrey W. Ramsey, Chief Executive Officer of Select Force, Incorporated, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed as such officer and the free act and deed of said Select Force, Incorporated, before me.

                                      /s/ STEVEN A. BERMAN
                                      -----------------------------------
                                      Steven A. Berman
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission Expires:


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